SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                      Date of Report: September 14, 2000
               (Date of earliest event reported: March 10, 1995)



                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

        Delaware                                                      62-1040440
(State or other jurisdiction)                     (IRS employer of incorporation
                                                             identification No.)
                                    000-21788
                            (Commission file number)

One Cotton Row, Scott, Mississippi                                        38772
(Address of principal executive offices)                              (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

Item 5.  Other Events:

On March 10, 1995, Delta and Pine Land Company, ("D&PL") through its wholly owned subsidiary D&PL International Technology Corp. ("DITC") and Monsanto Company ("Monsanto") established D&M International, L.L.C. ("D&M") to establish businesses in countries where D&PL and Monsanto first agree to do business for the production of cotton planting seed which contains certain Monsanto insect resistance genes. DITC is the managing member of D&M of which each member owns 50%. Technology licensing fees for Monsanto technology which are collected by D&M have been divided 70% to Monsanto and 30% to D&PL while profits from the joint ventures seed operations have been divided 70% to D&PL and 30% to Monsanto. D&PL also collects directly from each joint venture a royalty for the use of its germplasm.

The Egyptian joint venture contemplated at the formation of D&M in 1995 was never formed. The members have since agreed to do business through D&M in China
(1995), Argentina (1997) and Brazil (1998) and D&M has formed either directly or indirectly joint ventures with two local partners in China; and one each in Brazil and Argentina.

The D&M International Operating Agreement filed herewith contains a cross purchase provision whereby either member may, at any time, offer to cause D&M to purchase the other members' interest in D&M at a price proposed by the initiating member. In response to an offer to purchase, the other member must, through D&M, either sell at the offered price or buy the initiating members interest at the offered price.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


Exhibit No.             Description
-----------             -----------

10.30 D&M International Operating Agreement on March 10, 1995, betweem Delta and Pine Land Company, ("D&PL") through its wholly owned subsidiary D&PL International Technology Corp. ("DITC") and Monsanto Company ("Monsanto").

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELTA AND PINE LAND COMPANY



Date: September 14, 2000           By: /s/ W. Thomas Jagodinski
                                   ------------------------
                                   W. Thomas Jagodinski
                                   Senior Vice President - Finance and Treasurer
                                   (Duly Authorized Officer)

Exhibit 10.30

                               OPERATING AGREEMENT

                                       OF

                            D&M INTERNATIONAL, L.L.C.

     THIS OPERATING AGREEMENT is made and entered into as of the 10th day of March, 1995 by and between the persons executing this Agreement on the signature page hereof (hereinafter collectively, together with such other persons who may hereafter become members as provided herein, referred to as the "Members" or individually as "Member").

     WHEREAS, the Members have caused D&M International, L.L.C. (the "Company") to be formed on March 10, 1995 as a limited liability company under the Missouri Limited Liability Company Act (the "Act") and, as required thereunder, do hereby adopt this Operating Agreement as the operating agreement of the Company;

     NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE 1
                              FORMATION AND OFFICES

     1.1 Formation.

     Pursuant to the Act, the Members formed a Missouri limited liability company effective upon the filing of the Articles (hereinafter defined) of the Company with the Secretary of State of Missouri.

     1.2 Principal Office.

     The principle office of the Company shall be located at One Cotton Row, P.O. Box 157, Scott, Mississippi 38772, or at such other place(s) as the Members may determine from time to time.

     1.3 Registered Office and Registered Agent.

     The location of the registered office and the name of the registered agent of the Company in the State of Missouri shall be as stated in the Articles as determined from time to time by the Members.

     1.4 Purpose of Company.

     The purposes for which the Company is organized shall be:

     (a) to establish and own businesses for the production of improved quality and enhanced value cotton planting seed in Egypt (through the Egyptian Business) and such other cotton producing countries outside of the United States of America as the members may agree; and

     (b) to conduct such other activities as may be necessary or desirable to further the business of the Company. The Company shall not engage in any other business or activity. 1.5 Date of Dissolution.

     The latest date on which the Company shall be dissolved is December 31, 2050.

     1.6 Representations and Warranties.

     Each of the Members has entered into this Agreement and has formed the Company in reliance upon the following representations and warranties.

     (a) Monsanto hereby makes the following representations and warranties to D&PL Sub, each of which is true and correct on the date hereof and each of which shall survive the execution of this Agreement.

          (i) Monsanto has the power and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and binding obligation of Monsanto, enforceable against it in accordance with its terms.

          (ii) Monsanto is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Monsanto has the corporate power and authority to own and use its properties and to transact the business in which it is engaged.

          (iii) Neither the execution of this Agreement nor the operation of the Company as contemplated herein constitutes or will result in any conflict with or default or violation of (A) any applicable statute, law, ordinance, decree, order, injunction, rule, directive or regulation of any government by which Monsanto or its assets are bound, (B) any provision of Monsanto's articles of incorporation or its bylaws, or (C) any written or oral contract, agreement, indenture or evidence of indebtedness to which Monsanto is a party or by which its assets are bound.

     (b) D&PL Sub hereby make the following representations and warranties to Monsanto, each of which is true and correct on the date hereof and each of which shall survive the execution of this Agreement:

          (i) D&PL Sub has the power and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and binding obligation of D&PL Sub, enforceable against it in accordance with its terms.

          (ii) D&PL Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. D&PL Sub has the corporate power and authority to own and use its properties and to transact the business in which it is engaged.

          (iii) Neither the execution of this Agreement nor the operation of the Company as contemplated herein constitutes or will result in any default or violation of (A) any applicable statue, law, ordinance, decree, order, injunction, rule, directive or regulation of any government by which D&PL Sub or its assets are bound, (B) any provision of D&PL Sub's articles of incorporation or its bylaws, or (C) any written or oral contract, agreement, indenture or evidence of indebtedness to which D&PL Sub is a party or by which its assets are bound.

     (c) Any material breach of a Member's representations and warranties in this Section 1.6 shall, in addition to any other rights and remedies available to the other Member, entitle such other Member to treat the aforementioned breach as a material breach of this Agreement or to obtain appropriate legal and equitable relief.

                                    ARTICLE 2
                                   DEFINITIONS

     2.1 Terms Defined Herein.

     As used herein, the following terms shall have the following meanings, unless the context otherwise specifies:

     "Act" means the Missouri Limited Liability Company Act, Chapter 347, as amended from time to time.

     "Affiliate" of a specified person (the "Specified Person") means any person
(a) who directly or indirectly controls, is controlled by, or is under common control with the Specified Person; (b) who owns or controls ten percent (10%) or more of the Specified Person's outstanding voting securities or percentage interest; (c) in whom such Specified Person owns or controls ten percent (10%) or more of the outstanding voting securities or percentage interests; (d) who is a director, partner, manager, executive officer or trustee of the Specified Person; (e) in whom the Specified Person is a director, partner, manager, executive officer or trustee; or (f) who has any relationship with the Specified Person by blood, marriage or adoption, not more remote than first cousin; provided, however, that Monsanto and D&PL Sub shall not be considered Affiliates of each other and no person owning between 10% and 25% of a Member's voting securities shall be considered an Affiliate of such member for purposes of
Section 6.6 hereof.

     "Agreement" mean this Operating Agreement, as amended from time to time.

     "Annual Business Plan" has the meaning given thereto in Section 6.9 hereof.

     "Approved Annual Business Plan" means an Annual Business Plan approved by the Members in accordance with Section 6.9 hereof.

     "Articles" means the Articles of Organization of the Company filed with the Secretary of State of Missouri, as amended or restated from time to time.

     "Capital Contribution" means the total amount of cash, other property, the use of property, services rendered, promissory note or other binding written obligation to contribute cash or property or perform services or other valuable consideration contributed to the Company by each Member pursuant to the terms of this Agreement. Any reference in this Agreement to the Capital Contribution of a Member shall include the Capital Contribution made by any predecessor holder of the Interest of the then Member.

     "Code" means the Internal Revenue Code of 1986, as amended. "Company" means D&M International, L.L.C.

     "D&PL Sub" means D&PL Technology Corp., a Delaware corporation and a wholly owned subsidiary of Delta and Pine Land Company, a Delaware corporation, or any substitute Member that acquires D&PL Sub's Interest.

     "Egyptian Business" means any Person owned by the Company which operates its business in Egypt.

     "Event of Withdrawal" means an event that causes a Person to cease to be a Member as provided in the Act.

     "Fiscal Year" means the twelve (12) month period beginning September 1 of any give year. "Interest" refers to all of a Member's right and interests in the Company in such Member's capacity as a Member, all as provided in the Articles, this Agreement and the Act.

     "Liquidation Proceeds" means all assets of the Company at the time of liquidation of the Company and all proceeds thereof.

     "Managing Member" means D&PL Sub or such other Member designated as Managing Member at any time by both Members or as otherwise provided herein.

     "Members" means those Persons executing this Agreement as members of the Company, including any substitute Members or additional Members, in each such Person's capacity as a member of the Company.

     "Monsanto"  means  Monsanto  Company,  a  Delaware   corporation,   or  any
substitute Member that acquires Monsanto's Interest.

     "Monsanto Technology" has the meaning set forth in Section 6.9(b) hereof. "Net Cash Flow" means, with respect to any fiscal period, all revenues during such period and any amounts theretofore held in any operating reserve which the Members determine need not be held any longer in reserve, all determined in accordance with the Company's method of accounting, less Operating Expenses.

     "Notice" means a writing, containing the information required by this Agreement to be communicated to a party, personally delivered or sent by United States mail, postage prepaid, or sent by pre-paid, overnight delivery or sent by telecopy to such party at the last known address or fax number, as the case may be, of such party as shown on the records of the Company, the date of mailing or sending thereof being deemed the date of receipt thereof.

     "Operating Expenses" means, with respect to any fiscal period, (i) to the extent paid other than with cash withdrawn from operating reserves therefor, the amount of cash disbursed in such period in order to operate the Company and to pay expenses (including, without limitation, wages, taxes, insurance, repairs, amounts payable to foreign governments or agencies thereof, amounts payable to partners or shareholders in the Egyptian Business or business conducted in other countries, amounts required by law to be distributed to third parties, royalties paid by the Company to a Member or any Affiliate of a Member and/or other costs and expenses) incident to the operation of the Company and (ii) amounts provided for or set aside for such period to maintain an adequate level of reserves and working capital.

     "Percentage  Interest" initially means, with respect to either Member, 50%.
"Person"  means  any  individual,   partnership,   limited  liability   company,
corporation, cooperative, trust, estate or other entity.

     "Prime Rate" means the annual rate of interest reported from time to time in The Wall Street Journal as the base rate on corporate loans at large money center commercial banks.

     "Profits and Losses for Tax Purposes" has the meaning  ascribed  thereto in
Section 4.4 hereof. "Transfer" means (a) when used as a verb, to give, sell, exchange, assign, pledge, hypothecate, bequeath, devise or otherwise dispose of or encumber, and (b) when used as a noun, the nouns corresponding to such verbs, in either case voluntarily or involuntarily, by operation of law or otherwise.

     2.2 Other Definitional Provisions.

     As uses in this Agreement, accounting terms not defined in this Agreement shall have the respective meanings given to them under generally accepted accounting principles. Certain additional defined terms are contained in the Schedules hereto.

                                    ARTICLE 3
                          CAPITALIZATION OF THE COMPANY

     3.1 Initial Capital Contributions.

     With respect to each country in which the Members determine to do business through the Company, the Members shall agree upon the Capital Contribution of the Members and shall set forth such agreed upon Capital Contribution on a schedule relating to such country, which schedule will become a part of and incorporated into this Agreement. With respect to the Egyptian Business, the Members agree to make the Capital Contributions which are set forth on Schedule Egypt-1 attached hereto.

     3.2 Additional Capital Contributions.

     Neither Member shall be required or shall be permitted to make additional Capital Contributions unless both Members so agree in writing either as it relates to Egypt or any other country which the Members may approve.

     3.3 Capital Withdrawal Rights, Interest and Priority.

     Except as expressly provided in this Agreement, no Member shall be entitled to withdraw or reduce such Member's Capital Contribution or to receive any distributions from the Company. In the event a Member withdraws from the Company in violation of this Agreement and the business of the Company is continued, the Member shall not be entitled to receive back its Capital Contribution and shall not be entitled to receive any other type or form of payment from the Company; instead, such Member shall have the status of an assignee of an Interest. Except as otherwise provided in this Agreement or in the Schedule related to a particular country, no Member shall be entitled to demand or receive property other than cash in return for such Member's Capital Contribution. No Member shall be entitled to receive or be credited with any interest on the balance of such Member's Capital Contribution at any time.


                                    ARTICLE 4
                               CASH DISTRIBUTIONS;
                       PROFITS AND LOSSES FOR TAX PURPOSES

     4.1 Cash Distributions Prior to Dissolution.

     (a) The Managing Member shall determine how much Net Cash Flow, if any, of the Company shall be distributed among the Members each year; provided, however, if sufficient Net Cash Flow is available, the Managing Member shall distribute to the Members an amount of Net Cash Flow sufficient for the Members to satisfy their respective income tax liabilities arising by virtue of the allocations of income, gain or loss made pursuant to the schedules relating to Egypt and any other specific countries approved by the Members, assuming each Member is subject to tax at the highest marginal combined federal and Missouri tax rate for corporations. Any Net Cash Flow of the Company to be distributed attributable to countries in which the Members decide to do business through the Company shall be distributed among the Members in accordance with the Schedules adopted with respect to each such individual country. The Net Cash Flow with respect to the Egyptian Business shall be distributed in accordance with Schedule Egypt-2. If the Company has Net Cash Flow not attributable to any individual country, such Net Cash Flow shall be distributed among the Members pro rata in proportion to their respective Percentage Interests.

     (b) Notwithstanding anything to the contrary herein provided, no distribution hereunder shall be permitted to the extent prohibited by the Act. Currently, among other prohibitions, the Act prohibits a Member from receiving a distribution to the extent that, after giving effect to the distribution, (i) the Company would not be able to pay its debts as they become due in the usual course of business or (ii) the Company's total assets would be less than the sum of its total liabilities, with Capital Contributions not being deemed a liability.

     4.2 Persons Entitled to Distributions.

     All distributions of Net Cash Flow to the Members under Section 4.1 hereof shall be made to the Persons shown on the records of the Company to be entitled thereto as of the last day of the fiscal period prior to the time for which such distribution is to be made, unless the transferor and transferee of any Interest in the Company otherwise agree in writing to a different distribution and such distribution is consented to in writing by the Members.

     4.3 Reserves.

     The Managing Member shall have the right to establish, maintain and expend reserves to provide for working capital, for future investments, for debt service and for such other purposes s it may deem necessary or advisable.

     4.4 Allocation of Profits and Losses for Tax Purposes and Special Allocations.

     All Profits and Losses for Tax Purposes of the Company and all special allocations of the Company, in each case as they relate to an individual country, shall be made in accordance with the Schedule adopted by the Members in connection therewith. Allocations with respect to the Egyptian Business shall be made in accordance with Schedule Egypt-3 attached hereto. All necessary tax allocations not otherwise governed by a Schedule related to a particular country shall be made in accordance with Schedule B attached hereto.

                                    ARTICLE 5
                            MEMBERS' REPRESENTATIVES

     Each of the Members shall designate by Notice to the other Member(s) one individual representative (and two alternates for such representative) who will represent such Member for purposes of giving approvals or consenting to any proposed action requiring the approval or consent of the Members. Each Member may, from time to time, change the individuals designated by it as its representative or its alternates but only upon Notices given to the other Member. Each such Member hereby represents that its representative or, if such representative is absent or unavailable, either of its affiliates (in order named), is or shall be authorized to provide any approval or consent which may be required or requested hereunder from such Member and the other Member may rely conclusively upon the signature and authority of such representative or alternate to deliver or grant such approval or consent without determining that such representative or alternate is acting with the consent or approval of such Member, or its board of directors or shareholders. The Members hereby represent that the following individuals are or shall be authorized to act as their respective representatives and alternates pursuant to this Agreement to serve until their respective successors are designated in the manner provided herein:

         Monsanto:                  Representative -- James P. Tobin
                                    First Alternate -- Michael A. Morgan
                                    Second Alternate -- Danny Gigax

         D&PL Sub:                  Representative -- Murray Robinson
                                    First Alternate -- Donald Pallin
                                    Second Alternate -- W. Thomas Jagodinski


                                    ARTICLE 6
                             MANAGEMENT AND CONTROL

     6.1 Powers of the Members.

     The business and affairs of the Company shall be managed by the Members.

     6.2 Powers and Duties of the Managing Member.

     (a) Subject to the limitations contained herein, the Managing Member shall be responsible for and have charge of the day-to-day operations of the Company, including without limitation, the providing of management expertise and training and the supervision of the establishment and construction of any plants and installation of any machinery utilized by the Company, the Egyptian Business or any other subsidiary of the Company. the Managing Member shall be required to devote to the conduct of the business of the Company, including without limitation the management of the Egyptian Business or any other subsidiary, such time and attention as it determines, in its reasonable discretion, to be necessary to accomplish the purposes, and to conduct properly the business, of the Company.

     (b) Notwithstanding the foregoing, Monsanto shall manage and be responsible for biotechnology activities (to the extent such activities are distinct from planting, breeding, backcrossing or generally a part of traditional product multiplication activities) of the Company and its operating Affiliates in Egypt and other countries, including management and expenditure of sums relating thereto in the Annual Business Plan.

     (c) The Managing Member shall cause to be prepared and presented to the Members an Annual Business Plan pursuant to Section 6.9 hereof.

     (d) Subject to the limitations set forth in this Agreement, the Managing Member shall perform or cause to be performed all management and operational functions relating to the business of the Company, including the following:

          (i) control the operations of the Company, its subsidiaries and the Egyptian Business;

          (ii) carry out and effect all joint directions of the Members;

          (iii) prepare and periodically update the financial statements;

          (iv) apply for and obtain appropriate insurance coverage;

          (v) temporarily invest funds of the Company in short term investments where there is appropriate safety of principal;

          (vi) engage in any kind of activity and perform and carry out contracts of any kind necessary to, in connection with, or incidental to the accomplishment of the purposes of the Company, so long as said activities and contracts may be lawfully carried on or performed by a limited liability company under the Act and are in the ordinary course of business; and

          (vii) negotiate, execute and perform all agreements, and exercise all rights and remedies of the Company, in connection with the foregoing.

     (e) Each member shall bear its own expenses incurred in fulfilling its obligations under this Section 6.2, and neither Member shall include any amount of its own overhead expenses in any expenses it attributes to, or for which it seeks reimbursement from, the Company or a subsidiary of the Company. Notwithstanding the foregoing, when personnel of a Member travel to any country in which the Members decide to do business through the Company at the request of the business established in such country and on business of such business, travel expenses incurred in connection therewith shall be paid or reimbursed by such business.

     6.3 Limitation on Powers of the Managing Member.

     Without the approval of each of the Members, the Managing Member shall not have the authority to:

     (a) modify the terms of the Company's investment in the Egyptian Business;

     (b) cause the Company to do business through or make any investment in a Person other than the Egyptian Business;

     (c) cause or agree to cause the Egyptian Business to do business anywhere other than in Egypt or except as provided in any Approved Annual Business Plan;

     (d) cause or agree to cause the Egyptian Business, directly or through any subsidiary or Affiliate of the Company, to do business in any country other than Egypt;

     (e) approve the terms of any agreement between the Company or any Affiliate of the Company (excluding Affiliates of Monsanto Company and excluding Affiliates of Delta and Pine Land Company but not excluding Affiliates of both Monsanto Company and Delta and Pine Land Company) and a foreign government or an agency thereof except for purchases and sales of cotton planting seed in the ordinary course of the Company's business to the extent forecasted therefor in an Approved Annual Business Plan;

     (f) enter into or amend any transaction between the Company and a Member or an Affiliate of a Member, or establish or pay any salaries, bonuses, or other forms of compensation to Persons who are employees or Affiliates of a Member for services as employee, consultants, agents or representatives of the Company;

     (g) assume, incur or guaranty or become liable for any indebtedness for borrowed money on behalf of the Company or any subsidiary of the Company in excess of $2,000,000;

     (h) sell, exchange, lease, mortgage, pledge or otherwise dispose of all or substantially all of the assets of the Company or any subsidiary of the Company in a single transaction or series of related transactions, or merge or consolidate the Company, or cause any subsidiary to merge or consolidate, with any other Person;

     (i)  admit  any  additional   Members  (except  upon  satisfaction  of  the
requirements of Section 8.3);

     (j) terminate, dissolve or wind-up the Company or distribute assets in-kind as provided for in Section 9.3;

     (k) bring any legal actions against a foreign government or government agency, against any Member or relating to any technology which may be licensed to the Company;

     (l) determine, modify, compromise or release the amount and character of the contributions which a Member shall make or shall promise to make, as the consideration for the issuance of an Interest in the Company; or

     (m) sell, assign, convey or otherwise transfer any Company interest in the Egyptian Business or any other subsidiary of the Company or permit the Egyptian Business or any other subsidiary of the Company to issue any interest therein to a third party.

     6.4 Fiduciary Duty of Managing Member.

     The Managing Member shall have fiduciary responsibility for the safekeeping and use of all assets (including records) of the Company, whether or not in its immediate possession or control, and the Managing Member shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company.

     6.5 Compensation.

     Except as provided herein, a Member shall not, in its capacity as a Member, receive any compensation other than the allocations and distributions to which it may be entitled as provided herein.

     6.6 Other Business Ventures.

     (a) Except as otherwise provided in Section 6.6(b) or any existing agreements between the Members, any Member may engage in or possess an interest in other business ventures of every nature and description, independently or with others, whether or not similar to or in competition with the business of the Company, and neither the Company nor the Members shall have any right by virtue of this Agreement in or to such other business ventures or to the income or profits derived therefrom. Unless otherwise agreed to, no Member shall be required to devote all such Member's time or business efforts to the affairs of the Company, but shall devote so much of such Member's time and attention to the Company as is reasonably necessary and advisable to manage the affairs of the Company to the best advantage of the Company.

     (b) Notwithstanding the foregoing Section 6.6(a), each Member agrees that, as long as it is a Member, neither it nor any of its Affiliates will provide, directly or indirectly, both (1) cottonseed delinting services, equipment, personnel or expertise and (2) services, consultation or other activities involving improving the insect-resistance in cotton plants through transgenic improvements to any party in Egypt other than the Company or the Egyptian Business without first offering the opportunity to provide such services to the Egyptian Business, pursuant to this Section 6.6. In the event a Member or one of its Affiliates desires to pursue an opportunity in Egypt or any other country which the Members agree to do business of the sort described in the previous sentence (an "Opportunity"), it shall first disclose the Opportunity of the Company (or the Egyptian Business, as the case may be) and the Company (or the Egyptian Business) shall thereupon have a ninety (90) day period in which to take advantage of the Opportunity. During such ninety (90) day period, neither Member shall solicit or otherwise pursue the Opportunity or interfere with the Company's (or the Egyptian Business') efforts to take advantage if the Opportunity. If, at the expiration of such ninety (90) day period, the Company (or the Egyptian Business) and the party or parties presenting the Opportunity have not entered into a written agreement (which phrase shall include a letter of intent) with respect to the Opportunity, the Members shall be free to pursue the Opportunity individually.

     6.7 Authority to Execute Documents to be Filed Under the Act.

     The Members shall have the power and authority to execute on behalf of the Company any document required to be filed with the Secretary of the State of Missouri pursuant to the terms of the Act or with any other public official of any other jurisdiction necessary to qualify the Company to do business in such jurisdiction or which the Members otherwise determine to be necessary or appropriate.

     6.8 Powers of the Member.

     No Member, acting solely in its capacity as a Member, shall act as an agent of the Company or have any authority to act for the Company, except as authorized by the Members.

     6.9 Annual Business Plan.

     (a) The Managing Member shall cause to be prepared under its direction, and present to the Members no later than ninety (90) days after formation of the Company for the first Fiscal Year, and thereafter no later than July 1 of each year, a detailed Annual Business Plan (as defined below) for the promotion, operation, and management of the Company and its subsidiaries, on a country-by-country basis, for the next Fiscal Year. The Annual Business Plan shall be substantially in the form attached hereto as Schedule A. Not later than thirty
(30) days after the presentation of the proposed Annual Business Plan, the Members shall meet to discuss the Annual Business Plan.

     (b) Prior to the first multiplication for commercial sale in any country by the Company or its subsidiary of any see containing Monsanto Technology (as defined in the license agreements entered into with respect to the individual countries), the Annual Business Plan as it relates to such country proposed by the Managing Member shall become the "Approved Annual Business Plan" of the Company following the discussions referenced in sub-section (a) above.

     (c) At any time after such first multiplication for commercial sale in any country of any see containing Monsanto Technology, in order for the Annual Business Plan with respect to such country to take effect, the Annual Business Plan, as it relates to that country, must be approved by all Members, and upon receipt of such approval shall be an "Approved Annual Business Plan."

     (d) Each Approved Annual Business Plan shall form the basis of the operations of the Company during the next Fiscal Year, and the Managing Member shall have the authority to expend funds and implement the items set forth therein without any further approval of the other Members. The Approved Annual Business Plan shall be reviewed by the Members on a quarterly basis and its provisions shall be subject to modification as required by business conditions, if such modifications are approved by the Member or Members which approved the original Approved Annual Business Plan.

     (e) In the event the Annual Business Plan for any country for any Fiscal Year after the first multiplication for commercial sale in any country by the Company or its subsidiary of any seed containing Monsanto Technology is not approved by all Members by the first day of the subject Fiscal Year, the Company shall do business with respect to such country for the subject Fiscal Year pursuant to the last previously Approved Annual Business Plan as the same may have been modified as provided herein.

     6.10 Covenants of the Members.

     During the terms of this Agreement, neither Member shall take, or cause the Company to take, any of the following actions:

     (a) performing any act in contravention of this Agreement;

     (b) performing any act which would make it impossible to carry on the ordinary business of the Company, except as otherwise provided in this Agreement;

     (c) possessing any asset of the Company, assigning any rights therein or selling any asset of the Company, for other than a Company purpose in the usual course of business of the Company;

     (d) making any loan to any Member or permitting any Member to make any loan to the Company, except as permitted pursuant to a Schedule hereto; or

     (e) commingling the Company's funds with those of any other Person.


                                    ARTICLE 7
                          LIABILITY AND INDEMNIFICATION

     7.1 Liability of Members.

     (a) A Member shall only be liable to make the Member's Capital Contribution and additional Capital Contributions, if any, agreed upon pursuant to Section
3.2 hereof. No Member shall be liable for any obligations of the Company or any other Member, unless guaranteed by the Member pursuant to a separate document signed by such Member.

     (b) No distribution of Net Cash Flow or other cash made to any Member shall be determined a return or withdrawal of a Capital Contribution unless so designated by the Members. No Member, except as otherwise specifically provided in the Act, shall be obligated to pay any distribution to or for the account of the Company or any creditor of the Company.

     7.2 Indemnification.

     The Members and their Affiliates and their respective stockholders, members, mangers, directors, officers, partners and employees (individually, an "Indemnitee") shall be indemnified and held harmless by the Company from and against any and all losses, claims, damages, liabilities, expenses, (including legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved, as a party or otherwise by reason of such Indemnitee's status as a Member or an Affiliate thereof or a stockholder, member, manager, director, officer, partner or employee thereof, which relates to or arises out of the company, its assets, business or affairs, if in each of the foregoing cases (i) the Indemnitee acted in good faith and in a manner such Indemnitee believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe such Indemnitee's conduct was unlawful, and (ii) the Indemnitee's conduct did not constitute gross negligence or willful or wanton misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee acted in a manner contrary to that specified in (i) or (ii) above. Any indemnification pursuant to this
Article 7 shall be made only out of the assets of the Company and no Member shall have any personal liability on account thereof.

     7.3 Expenses.

     Expenses (including reasonable legal fees) incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding describe in Section 7.2 may, from time to time, be advanced by the company prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Article 7.

     7.4 Non-Exclusivity.

     The indemnification and advancement of expenses set forth in this Article 7 shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, the Articles, this Agreement, any other agreement, a vote of Members, a policy of insurance or otherwise, and shall not limit in any way any right which the Company may have to make additional indemnifications with respect to the same or different Persons or classes of Persons. The indemnification and advancement of expenses set forth in this Article 7 shall continue as to a Person who has ceased to be Member and shall inure to the benefit of the successors and assigns of such a Person.

     7.5 Insurance.

     The Company shall purchase and maintain insurance on behalf of the Members against any liability asserted against them and incurred by them in such capacity, or arising out of their status as Members if such insurance is available at a reasonable cost, whether or not the Company would have the power to indemnify them against such liability under this Article 7.

                                   ARTICLE 8
                             TRANSFERS OF INTERESTS

     8.1 General Restrictions.

     No Member may Transfer all or any part of such Member's Interest, except as provided in this Agreement. Any purported Transfer of an Interest or a portion thereof in violation of the terms of this Agreement shall be null and void and of no effect. A permitted Transfer shall be effective as of the date specified in the instruments relating thereto. Any transferee desiring to make a further Transfer shall become subject to all the provisions of this Article 8 to the same extent and in the same manner as any Member desiring to make any Transfer. No Member shall have the right to withdraw except with the consent of all other Members. Delta and Pine Land Company shall not Transfer, or permit to be issued to another Person, shares of the capital stock of D&PL Sub, without the written consent of all the Members. In the event Monsanto Transfers its Interest to any Affiliate of Monsanto, Monsanto shall not Transfer, or permit to be issued to another Person, shares of the capital stock or other interests in such Monsanto Affiliate, without the written consent of all Members.

     8.2 Permitted Transfers.

     (a) No Member may Transfer all or any part of such Member's Interest without the written consent of all other Members. A Person shall cease to be a Member upon assignment of all such Member's Interest.

     (b) Unless and until admitted as a substitute Member pursuant to Section 8.3, a transferee of a Member's Interest in whole or in part shall be an assignee with respect to such Interest or portion thereof and shall not be entitled to participate in the management of the business and affairs of the Company or to become or to exercise the rights of a Member, including the right to vote, the right to require any information or accounting of the Company's business or the right to inspect the Company's books and records. Such transferee shall only be entitled to receive, to the extent of the Interest transferred to such transferee, the share of distributions and profits, including distributions representing the return of Capital Contributions, to which the transferor would otherwise be entitled with respect to the transferred Interest or portion thereof.

     8.3 Substitute Members.

     No transferee of all or part of a Member's Interest shall become a substitute Member in place of the transferor unless and until:

     (a) the transferee has executed an instrument accepting and adopting the terms and provisions of the Articles and this Agreement;

     (b) the transferee has caused to be paid all reasonable expenses of the Company in connection with the admission of the transferee as a substitute Member; and

     (c) each non-transferring Member shall have consented in writing to such transferee becoming a substitute Member.

     Upon satisfaction of all the foregoing conditions with respect to a particular transferee, the books and records of the Company shall be amended to reflect the admission of the transferee as a substitute Member to the extent of the Interest or portion thereof held by the transferee.

     8.4 Effect of Admission as a Substitute Member.

     A transferee who has become a substitute Member has, to the extent of the Interest transferred to such substitute Member, all the rights, powers and benefits and is subject to the restrictions and liabilities of a Member under the Articles, this Agreement and the Act. Upon admission of a transferee as a substitute Member, the transferor of the Interest so acquired by the substitute Member shall cease to be a Member of the Company to the extent of such transferred interest. In the event that Monsanto transfers its Interest to any Affiliate of Monsanto, Monsanto shall agree in writing to guarantee the performance of such Affiliate's obligations under this Agreement or agreements contemplated by hereby, as if Monsanto were a party to the Agreement or agreements, which guarantee shall be in substantially the same form as the addendum to this Agreement executed by Delta and Pine Land Company.

                                    ARTICLE 9
                           DISSOLUTION AND TERMINATION

     9.1 Events Causing Dissolution.

     The Company shall be dissolved upon the first to occur of the following events:

     (a) The expiration of the term of the Company, as set forth in the Articles, namely December 31, 2050;

     (b) The written consent of all the Members to dissolve;

     (c) The sale or other disposition of substantially all of the assets of the Company and the receipt and distribution of all the proceeds therefrom;

     (d) Upon an Event of Withdrawal of a Member, unless within 90 days after such event the business of the Company is continued by the consent (which consent may be unreasonably or arbitrarily withheld) of the remaining Members; or

     (e) Except as otherwise agreed upon in this Agreement, any other event causing a dissolution of the Company under the provisions of the Act.

     9.2 Cash Distributions Upon Dissolution.

     Upon the dissolution of the Company as a result of the occurrence of any of the events set forth in Section 9.1, the Members shall proceed to liquidate the Company and the Liquidation proceeds shall be applied and distributed in the following order of priority:

     (a) First, to the payment of debts and liabilities of the Company in the order of priority as provided by law (including any loans or advances that may have been made by any of the Members to the Company) and the expenses of liquidation.

     (b) Second, to the establishment of any reserve which the Members may deem reasonably necessary for any contingent, conditional or unasserted claims or obligations of the Company. Such reserve may be paid over by the Members to an escrow agent to be held for disbursement in payment of any of the aforementioned liabilities and, at the expiration of such period as shall be deemed advisable by the Members, for distribution of the balance, in the manner hereinafter provided in this Article 9.

     (c) Third, to the Members as provided in the Schedules approved by the Members and relating to the distributions with respect to individual countries, as may be more specifically provided therein.

     (d) Finally, the remaining balance of the Liquidation Proceeds, if any , to the Members, pro rata in proportion to their respective Percentage Interests.

     9.3 In-Kind.

     Notwithstanding the foregoing, if, in the event of the dissolution of the Company, the Members shall determine that an immediate sale of part or all of the assets of the Company would cause undue loss to the Members or determine that it would be in the best interest of the Members to distribute the assets of the Company to the Members in kind (which distributions do not, as to the in kind portions have to be in the same proportions as would be if cash were distributed, but all such in-kind distributions shall be equalized, to the extent necessary, with cash), then the Members may either defer liquidation of, and withhold from distribution for a reasonable time, any assets of the Company except that necessary to satisfy the Company's debts and obligations, or distribute the assets of the Company to the Members in-kind.

     9.4 Notices to Secretary of State.

     (a) As soon as possible, following the occurrence of the events specified in Section 9.1 above, the Company shall file a notice of winding-up with the Secretary of State of Missouri which discloses the dissolution of the Company and the commencement of winding-up of its business and affairs.

     (b) When all of the remaining property and assets of the Company have been distributed, the Articles shall be cancelled by filing articles of termination with the Secretary of State of Missouri.

     9.5 Cross Purchase Agreement.

     (a) Any Member (hereinafter called "Offeror") may serve upon the other Member (hereinafter called "Offeree") a notice (hereinafter called the "Offering Notice") which shall contain the following terms:

          (i) A statement of intent to rely on this Section 9.5; and

          (ii) Te dollar amount (hereinafter called "Specified Dollar Amount") which the Offeror would be willing to pay to the Company for all of the assets of the Company.

     (b) The Offeree shall either:

          (i) Elect to cause the Company to redeem the Offeree's Interest for an amount equal to the amount the Offeree would receive if the assets of the Company were sold for the Specified Dollar Amount and the proceeds distributed pursuant to Section 9.2; or

          (ii) Elect to cause the Company to redeem the Offeror's Interest for an amount equal to the amount the Offeror would receive if the assets of the Company were sold for the Specified Dollar Amount and the proceeds distributed pursuant to Section 9.2. The Offeree shall have thirty (30) days from the date the Offering Notice is given to exercise either of its options hereunder by written notice given to the Offeror. If the Offeree does not so exercise one of its options within said thirty (30) days, then the Offeree shall be conclusively presumed to have elected to cause its Interest to be redeemed by the Company for an amount equal to the amount the Offeree would receive if the assets of the Company were sold for the Specified Dollar Amount and the proceeds distributed pursuant to Section 9.2.

     (c) Payment for the Interest  purchased by a Member  pursuant to Subsection
(b) above shall be made by bank cashier's or certified check delivered at a closing to be held at 10 o'clock a.m. (local time) at the principal office of the Company on such date (the "Closing Date"), within thirty (30) days (the "Translation Period") after the purchasing Member (the "Purchaser") shall have elected or been deemed to have elected to purchase (the "Purchase Date") the entire Interest of the selling Member, as a Purchaser shall designate upon ten
(10) business days' prior Notice. In addition to the purchase price as set forth in Subsection (b) above, the Purchaser shall also pay to the selling Member interest on the purchase price set forth in Subsection (b) above at the Prime Rate from the Purchase Date until the Closing Date. Unless the Purchaser shall default in the timely and proper payment of the purchase price to the selling Member, the selling Member shall have no interest or equity in the profits or losses or cash distributions, if any, of the Company from the Purchase Date until the Closing Date, and such selling Member shall be entitled to receive on the Closing Date the purchase price for its Interest, determined as aforesaid, plus interest thereon as provided above.

     (d) At the closing on the Closing Date, the selling Member, in exchange for the purchase price and interest thereon, if any, shall deliver documents conveying its Interest (effective as of the Purchase Date) to the Purchaser free and clear of any liens or encumbrances. The Purchasers shall, on or before the Closing Date, cause all relevant bank or other financial organizations to fully release the selling Member from liability under any and all guarantees made by the selling Member for the repayment of the principal amount of, and any interest accrued on, any and all loans made to the Company by such banks or other financial organizations. In addition, it shall be the individual obligation of the Purchaser to provide the Company with sufficient funds to redeem the selling Member's Interest and allow the Company to repay any loans made by selling Member to the Company.

     (e) During the Transition Period, the Purchaser (notwithstanding anything else to the contrary contained in this Agreement) shall have the right to make all decisions relating to the Company and its subsidiaries, including the Egyptian Business.

     (f) In the event that on the Closing Date the Purchaser fails to cause the Company to redeem the selling Member's Interest, fails to cause the Company to repay any loans made by the selling Member to the Company or fails to procure the releases from third parties described in subparagraph (d) above, that Member shall be prohibited from serving an Offering Notice on the other Member for a period of twelve (12) months after the Closing Date. In addition, in the event of such a default by the Purchaser, the selling Member shall have the option to cause the Company to redeem the Purchaser's Interest for an amount equal to seventy-five percent (75 %) of the amount the Purchaser would receive if the assets of the Company were sold for the previously established Specified Dollar Amount and the proceeds distributed pursuant to Section 9.2. Such option must be exercised by Notice to the Purchaser within thirty (30) days after the Closing Date. The closing of such redemption shall take place as otherwise provided in this Section 9.5, with the selling Member being treated as the Purchaser and the date of the selling Member's Notice to the Purchaser being deemed the Purchase Date. Failure of a Member to comply with the provisions of this Section 9.5 shall, in addition to the remedies provided in this subparagraph (f) and any other rights and remedies available to the other Member, entitle such other
Member to treat the aforementioned failure, as a material breach of this Agreement or to obtain appropriate legal and equitable relief including specific performance, without notice or bond.

     (g) The purchase price shall be deemed a payment with respect to the Company property tinder Section 736(b) of the Code to the extent of the selling Member's Capital Account balance and the remainder shall be deemed a distributive share under Section 736(a) of the Code.

                                   ARTICLE 10
                          ACCOUNTING AND BANK ACCOUNTS

     10.1 Fiscal Year and Accounting Method.

     The fiscal year of the Company shall be the Fiscal Year, provided that the Company's first fiscal year shall begin on the date at formation of the Company and shall end on August 31, 1995. The taxable year of the Company shall be as designated by the Members in accordance with the Code. The Members shall also determine the accounting method to be, used by the Company.

     10.2 Books and Records.

     (a) The books and records of the Company shall be maintained at its principal place of business.

     (b) The Company shall keep the following books and records:

          (i) A current and past list, setting forth in alphabetical order the full name and last known mailing address of each Member; to the extent provided by the Act, these Lists shall be provided to the Secretary of State of the State of Missouri, without cost, upon his or her written request;

          (ii) A copy of the Articles and amendments thereto together with executed copies of any powers of attorney pursuant to which any Articles have been executed;

          (iii) Copies of the Company's federal, state and local income tax returns and reports, if any, for the three most recent years or, if such returns and reports were not prepared for any reason, copies of the information and records provided to, or which should have been provided to, the Members to enable them to prepare their federal, state and local tax returns for such period;

          (iv) Copies of this Agreement, and all amendments thereto, and copies of any written operating agreements no longer in effect;

          (v) Copies of all financial statements of the Company for the three most recent years;

          (vi) Copies of any written promise by a Member to make a contribution to the Company;

          (vii) Copies of any written consents by the Members to the admission of any person as a Member of the Company;

          (viii) Copies of any written consents by the Members to continue the Company upon an Event of Withdrawal of any Member; and

          (ix) Copies of any other instruments or documents, reflecting matters required to be in writing pursuant to this Agreement.

     (c) Each Member (or such Member's designated representative) shall have the fight during ordinary business hours and upon reasonable Notice to inspect and copy (at such Member's own expense) the books and records of the Company required to be kept pursuant to Section 10.2(b) hereof.

     10.3 Books and Financial Reports.

     (a) Proper and complete records and books of account shall be kept by the Company and each of the subsidiaries of the Company in which shall be entered all transactions and other matters relative to the Company or subsidiary business, respectively. The books and records of the Company and each of its subsidiaries shall be prepared in accordance with generally accepted accounting principles, consistently applied (subject to such requirements of foreign jurisdictions as may be applicable to any subsidiary).

     (b) As soon as reasonably practicable after the end of each fiscal quarter and year, the Company shall have prepared, at the Company's expense, and the Company shall cause each subsidiary to prepare at such subsidiary's expense, financial statements (balance sheet, statement of income or loss, Members' equity, and statement of cash flows) prepared in accordance with generally accepted accounting principles, which financial -end f statements shall be audited by the Company's auditors if they are Fiscal Year-end financial statements. Copies of such quarterly statements and reports, both with respect to the Company and its subsidiaries, shall be distributed to the Members within 60 days after the close of each fiscal quarter and copies of such annual statements and reports shall be distributed to the Members within 120 days after the close of each Fiscal Year of the Company or subsidiary, as applicable, or as soon thereafter as possible. Each Member shall be granted full access to the books and records of the Company and its subsidiaries and have the right upon reasonable request to conduct, at the Member's expense, audits of their books and records.

     10.4 Tax Returns and Elections.

     (a) The Company shall cause to be prepared and timely filed all federal, state and local income tax returns or other returns or statements required by applicable law with respect to the Company and each of its subsidiaries. The Company shall claim all deductions and make such elections for federal or state income tax purposes which the Managing Member reasonably believes will minimize the taxable income allocable to the Members;

     (b) As soon as reasonably practicable after the end of each Fiscal Year of the Company, the Company shall cause to be prepared and delivered to each Member all information with respect to the Company necessary for the Member's federal and state income tax returns.

     10.5 Bank Accounts.

     All funds of the Company shall be deposited in a separate bank, money market or similar account(s) approved by the Managing Member and in the Company's name. Withdrawals therefrom shall be made only by persons authorized to do so by the Managing Member.

                                   ARTICLE 11
                                  MISCELLANEOUS

     11.1 Title to Assets.

     Title to the assets of the Company shall be held in the name of the Company. No Member shall individually have any ownership interest or rights in the assets of the Company, except indirectly by virtue of such Member's ownership of an Interest. No Member shall have any right to seek or obtain a partition of any of the assets of the Company, nor except as otherwise provided in this Agreement or in the Schedules related to a particular country, shall any Member have the right to any specific assets of the Company upon the liquidation of, or any distribution from, the Company.

     11.2 Waiver of Default.

     No consent or waiver, express or implied, by the Company or a Member with respect to any breach or default by another Member hereunder shall be deemed or construed to be a consent or waiver with respect to any other breach or default by such Member of the same provision or any other provision of this Agreement. Failure on the part of the Company or a Member to complain of any act or failure to act of another Member or to declare such other Member in default shall not be deemed or constitute a waiver by the Company or the Member of any fights hereunder.

     11.3 Amendment.

     Except as otherwise expressly provided elsewhere in this Agreement, this Agreement shall not be altered, modified or changed except by an amendment approved by all of the Members.

     11.4 No Third Party Rights.

     None of the provisions contained in this Agreement shall be for the benefit of or enforceable by any third parties, including creditors of the Company. The parties to this Agreement expressly retain any and all fights to amend this Agreement as herein provided, notwithstanding any interest in the Agreement or in any party to this Agreement, held by any other Person.

     11.5 Severability.

     The validity of any provision of this Agreement shall not affect the validity of any other provision of this Agreement, provided, however, in the event that a provision hereof is determined to be unenforceable or illegal under applicable laws and a Member reasonably believes that the absence of such provision causes a material adverse change in either the risks or benefits of this Agreement to the Member, the Member may terminate this Agreement without liability upon ninety (90) days written notice, provided that the Members agree to negotiate, prior to the effective date of such termination, in good faith concerning a commercially reasonable substitute or replacement for the unenforceable or illegal provision(s) which is valid and legal and, to the maximum extentpossible, carries out the original intent of the parties as to the point or points in question.

     11.6 Nature of Interest in the Company.

     A Member's Interest shall be personal property for all purposes.

     11.7 Binding Agreement.

     Subject to the restrictions on the disposition of Interests herein contained, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

     11.8 Headings.

     The headings of the Articles and sections of this Agreement are for convenience only and shall not be considered in construing or interpreting any of the terms or provisions hereof.

     11.9 Word Meanings.

     The words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

     11.10 Counterparts.

     This  Agreement  may be  executed  in  several  counterparts,  all of which
together  shall  constitute  one  agreement   binding  on  all  parties  hereto,
notwithstanding that all the parties have not signed the same counterpart.

     11.11 Entire Agreement.

     This Agreement contains the entire agreement between the parties and supersedes all prior writings or agreements with respect to the subject matter hereof.

     11.12 Partition.

     The Members agree that the assets of the Company are not and will not be suitable for partition. Accordingly, each of the Members hereby irrevocably waives any and all right it may have to maintain any action for partition of any Of the assets of the Company.

     11.13 Exclusive Jurisdiction and Consent to Service of Process.

     The parties agree that any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted in a Federal court located in the Eastern District of Missouri or a state court located in the County of St. Louis, Missouri, which shall be the exclusive jurisdiction and venue of said legal proceedings, and each party hereto waives any objection which such party may now or hereafter have to the laying of venue of any such action, suit or proceeding, and irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against such party upon Notice to such party thereof. Nothing contained herein shall be deemed to affect the right of any party hereto to serve process in any manner permitted by law. Notwithstanding the foregoing, if a dispute, controversy or claim arises out of or in connection with this Agreement, prior to bringing any legal action, suit or proceeding against the other Member, a Member shall attempt in the first instance to resolve such dispute through friendly consultations.

     11.14 Non Disclosure.

     Each Member for itself and on behalf of its Affiliates agrees to keep the provisions of this Agreement and all exhibits hereto in confidence except pursuant to the requirements of appropriate law and shall not publish or otherwise disclose the same at any time without the prior written consent of all of the Members.

     11.15 Governing Law.

     This Agreement shall be construed according to and governed by the laws of the State of Missouri.

     11.16 Conflict with License Agreement.

     With respect to Egypt only, this Agreement supersedes Section 3.10 of the License Agreement between Monsanto and Delta and Pine Land Company dated March 16, 1992, as amended by Section 5 of the Modification Agreement dated October 11, 1993. Except with respect to Egypt, in the event of a conflict between any provision of this Agreement and any provision of said License Agreement, as amended by said Modification Agreement, the License Agreement, as amended, shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                              MEMBERS
                                              MONSANTO COMPANY


                                              By:      _________________________
                                                       Hendrik A. Verfaillie
                                                       Vice President



                                              D&PL TECHNOLOGY CORP.


                                              By:      _________________________
                                                       Murray Robinson
                                                       President

     For the following specified purposes only and not as a signatory or party to the foregoing Agreement, Delta and Pine Land Company ("Delta and Pine Land"), a Delaware corporation and the owner of all the issued and outstanding capital stock of D&PL Sub, have signed below on March , 1995.

     1. Delta and Pine Land hereby  acknowledges and agrees to the provisions of
Article 8 of the foregoing Agreement restricting the transfer of the capital stock of D&PL Sub.

     2. Delta and Pine Land hereby agrees to guarantee the performance of D&PL Sub's obligations under the foregoing Agreement and agreements contemplated hereby, as if Delta and Pine Land were a party to said Agreement or agreements. The provisions of this paragraph 2 shall bind Delta and Pine Land and its successors and assigns and shall benefit and be enforceable by Monsanto and its successors and assigns. No delegation or assignment of the provisions of this paragraph 2 shall be of any force or effect or release Delta and Pine Land from its obligations hereunder.

     3. The provisions of paragraph 2 hereof are for the exclusive benefit of Monsanto and may not be relied upon or enforced by any other party except the permitted successors and assigns of Monsanto, and Delta and Pine Land has agreed to such provisions in reliance upon the foregoing and the provisions of Section 347.099(3) of the Act.

                                                    DELTA AND PINE LAND COMPANY


                                                    By: /s/ Murray Robinson
                                                    -----------------------
                                                     Murray Robinson
                                                     President

                        SCHEDULE A - ANNUAL BUSINESS PLAN

A. The Annual Business Plan shall set forth, for the next Fiscal Year, the following:

     (i) a detailed annual operating budget by month with revenue and-expense categories;

     (ii) projected monthly balance sheets;

     (iii) projected monthly cash flow statements;

     (iv) a capital expenditure budget including a description of all capital expenditures along with supplier or vendor information and the calculation of the internal rate of return on each proposed purchase in excess of Two Thousand, Five Hundred U.S. Dollars (U.S. $2,500);

     (v) plans and projections of the volumes by variety of non-B.t. cotton seed which are to be received, delinted, conditioned, treated and delivered back for distribution;

     (vi) establishing the price for service outlined in (v) above;

     (vii) plans and projections of the volumes by variety of B.t.cotton seed which are to be purchased, delinted, conditioned, treated and sold to distributors;

     (viii) plans for marketing and sale of B.t. cotton planting seed including pricing and market projections;

     (ix) plans for agreements with ginners and distributors, if any;

     (x)  working capital requirements of the Company; and

     (xi) a detailed description of such other information, plans,-contracts, agreements or other matters that are reasonable necessary to enable the Members to make an 'informed decision with respect to their approval of such Annual Business Plan.

B. The Annual Business Plan shall also include for the next two (2) succeeding Fiscal Years the following:

     (i) A narrative description of any major actions proposed to be undertaken by the Company;

     (ii) a projected annual income statement for each of said two (2) Fiscal Years;

     (iii)a projected balance sheet as of the end of each of said two (2) Fiscal Years;

     (iv) a schedule of projected cash flows for each of said two (2) Fiscal Years; and

     (v)  a  projected  annual  capital  budget  for each of said two (2) Fiscal
          Years.

C. The Annual Business Plan shall set forth any information or calculations required to be set forth under the Cooperation Agreement with respect to the Egyptian Business or schedules pertaining to a particular country, such as:

     (i) elements used in determining the incremental expenses or cost savings in operating non-product costs and overhead expenses directly attributable to sales, distribution, financing and administration of B.t. seed versus non-B.t. seed; and

     (ii) rate for compounding a prior price of seed of a non-B.t. variety no longer sold commercially to establish a price at which seed of such variety currently would have been sold.

                               SCHEDULE B - TAXES

     1. Definitions.

     "Capital Account" means a separate account established by the Company and maintained for each Member in accordance with this Schedule B. Such account shall include all amounts from the separate sub account contained in Schedule Egypt-3 - Taxes and any separate sub accounts contained in schedules with respect to any other countries.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Member's Share of Company Minimum Gain" means an amount determined (i) in accordance with rules applicable to partnerships in Treasury Regulation Section 1.704-2(g) with respect to a nonrecourse liability of the Company in which no Member bears the economic risk of loss and (ii) in accordance with rules applicable to partnerships in Treasury Regulation Section 1.704-2(i) with respect to a nonrecourse liability of the Company in which any Member bears any portion of the economic risk of loss.

     "Minimum Gain" means the amount of gain, if any, as set forth in rules applicable to partnerships in Treasury Regulations Section 1.704-2(d) that would be by the Company if it disposed of (in a taxable transaction) property subject to a nonrecourse liability of such Company, in full satisfaction of such liability (and for no other consideration).

     "Profits and Losses For Tax Purposes" means, for accounting and tax purposes, the various items with respect to partnerships set forth in Section 702(a) of the Code and all applicable regulations, or any successor law, and shall include, but not be limited to, items such as capital gain or loss, tax preferences, credits, depreciation, other deductions and depreciation recapture.

     "Treasury Regulations" means the regulations promulgated by the Treasury Department with respect to the Code, as such regulations are amended from time to time, or corresponding provisions of future regulations.

     2. Maintenance of Capital Accounts.

     The Company shall maintain for each Member a separate account ('Capital Account") in accordance with the rules applicable to partnerships in Treasury Regulation 1.704-1(b)(2)(iv) or any successor Treasury Regulations which by the ten-ns would be applicable to the Company. No Member shall be entitled to receive or be credited with any interest on the balance of such Member's Capital Account at any time.

     3. Allocation of Profits and Losses For Tax Purposes.

     Except as otherwise provided in Section 4 of this Schedule B, all Profits and Losses for Tax Purposes of the Company, other than the allocation of Profits and Losses for a particular country, shall be allocated among the Members in accordance with their respective Percentage Interests.

     4. Special Allocations.

     (a) Notwithstanding any other provisions of this Agreement to the contrary, other than the allocation of Profits and Losses for a particular country, if the amount of any Minimum Gain at the end of any taxable year is less than the amount of such Minimum Gain at the beginning of such taxable year, there shall be allocated to each Member gross income or gain (in respect of the current taxable year and any future taxable year) in an amount equal to such Member's share of the net decrease in Minimum Gain during such year in accordance with Treasury Regulation Section 1.704-2(o. Such allocation of gross income and gain shall be made prior to any other allocation of income, gain, loss, deduction or
Section 705(a)(2)(B) expenditure for such year. Any such allocation of gross income or gain pursuant to this Section shall be taken into account, to the extent feasible, in computing subsequent allocations of income, gain, loss, deduction or credit of the Company so that the net amount of all items allocated to each Member pursuant to this paragraph shall, to the extent possible, be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this paragraph if the allocations made pursuant to the first sentence of this paragraph had not occurred. This provision is intended to be a minimum gain chargeback as described in Treasury Regulation
Section 1.704-2(f) and shall be interpreted consistent therewith.

     (b) Notwithstanding any other provisions of this Agreement to the contrary, other than the allocation of Profits and Losses for a particular country, and except as provided in Section 4(a) of this Schedule B, if there is a net decrease (as determined in accordance with Treasury Regulation Section 1.704-2(i)(3)) during a taxable year in Minimum Gain attributable to a non-recourse debt of the Company for which any Member bears the economic risk of loss (as determined accordance with Treasury Regulation Section 1.704-2(b)(4)), then any Member with a share of the Minimum Gain (as deter-mined in accordance with Treasury Regulation Section 1.704-2(i)(5)) attributable to such-debt, (deter-mined at the beginning of such taxable year) shall be allocated in accordance-with Treasury Regulation Section 1.704-2(i)(4) items of Company income and gain for such taxable year (and, if necessary, for subsequent years) in an amount equal to such Member's share of the net decrease in the Minimum Gain attributable to such Member in accordance with Treasury Regulation Section 1.704-2(i). Any allocations of items of gross income or gain pursuant to this paragraph shall not duplicate any allocations of gross income or gain pursuant to Section 4(a) of this Schedule B and shall be taken into account, to the extent feasible, in computing subsequent allocations of the Company, so that the net amount of all items allocated to each Member pursuant to this paragraph shall, to the extent possible, be equal to the net amount that would have been allocated to each Member pursuant to the provisions of this paragraph if the allocations made pursuant to the first sentence of this paragraph had not occurred. This provision is intended to be a partner minimum gain chargeback as described in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistent therewith.

     (c) Notwithstanding any other provisions of this Agreement to the contrary, other than the allocation of Profits and Losses for a particular country, and except as provided in Sections 4(a) and 4(b) of this Schedule B, if any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) that reduces any Member's Capital Account below zero or increases the negative balance in such Member's Capital Account (taking into account such Member's deficit restoration obligation), gross income and gain shall be allocated to such Member in an amount and manner sufficient to eliminate any negative balance in such Member's Capital Account (taking into account such Member's deficit restoration obligation) created by such adjustments, allocations or distributions as quickly as possible in accordance with Treasury Regulation Section 1.704-1(b)(2)(ii)(d). Any such allocation of gross income or gain pursuant to this paragraph shall be in proportion with such negative Capital Accounts of the Members. Any allocations of items of gross income or gain pursuant to this paragraph shall not duplicate any allocations of gross income or gain made pursuant to Section 4(a) or 4(b) of this Schedule B and shall be taken into account, to the extent feasible, in computing subsequent allocations of income, gain, loss, deduction or credit, so that the net amount of all items allocated to each Member pursuant to this paragraph shall, to the extent possible, be equal to the net amount that would have been allocated to each such Member pursuant to the provisions of this paragraph if such adjustments, allocations or distributions had not occurred. This provision is intended to be a qualified income offset as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistent therewith.

     (d) Any item of Company loss, deduction or Section 705(a)(2)(B) expenditure that is attributable to a non-recourse debt of the Company for which any Member bears the economic risk of loss (as determined in accordance with rules applicable to partnerships in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated to such Member in accordance with Treasury Regulation Section 1.704-2(i).

     (e) In accordance with Section 704(c) and the Regulations thereunder, if property is contributed to the Company and the fair market value of such property on the date of its contribution differs from the adjusted tax basis of such property, any income, gain, loss and deduction with respect to such property shall, solely for tax purposes, be allocated among the Members so as to take into account any variation between the adjusted tax basis to the Company of such property for federal income tax purposes and the fair market value of such property on the date of contribution to the Company. Such allocations shall be made using a reasonable method that is consistent with the purpose of -Section 704(c) of the Code pursuant to Treasury Regulation Section 1.704-3.

     5. Persons Entitled to Allocations.

     With respect to any period in which a transferee of the interest of a Member is fast entitled to a share of the Profits And Losses For Tax Purposes, the Company shall, with respect to such Profits And Losses For Tax Purposes, allocate such items among the Persons who were entitled to such items on a basis consistent with the provisions of the Code and the Treasury Regulations.

     6. Tax Matter Member.

     Until otherwise determined by the Members, the Managing Member is hereby designated as the Company's "Tax Matters Member," which shall have the same meaning as "tax matters partner" under the Code, and in such capacity is hereby authorized and empowered to act for and represent the Company and each of the Members before the Internal Revenue Service in any audit or examination of any Company tax return and before any court and to retain such experts (including, without limitation, outside counsel or accountants) as deemed necessary.

     7. Negative Balance.

     No Member with a negative balance in such Member's Capital Account shall have any obligation to the Company or any other Member to restore said negative balance to zero.